UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 30, 2004

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

Filed concurrently herewith under Form SE are certain materials (the “Computational Materials”) furnished to the Registrant by Lehman Brothers Inc. (the “Underwriter”) in respect of Structured Asset Investment Loan Trust Mortgage Pass-Through Certificates, Series 2004-3, Class A1, Class A2, Class A3, Class A4, Class A5, Class A-IO, Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 (the “Publicly-Offered Certificates”).  The Publicly-Offered Certificates are being offered pursuant to a Prospectus Supplement dated March 25, 2004, and the related Prospectus dated March 25, 2004 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Publicly-Offered Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-106925) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

______________

1

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials. (P)

99.2

Computational Materials. (P)

99.3

Computational Materials. (P)

99.4

Computational Materials. (P)

99.5

Computational Materials. (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated:  March 30, 2004

EXHIBIT INDEX

Exhibit No.

Description

Page No.

99.1

Computational Materials

P

99.2

Computational Materials

P

99.3

Computational Materials

P

99.4

Computational Materials

P

99.5

Computational Materials

P

Exhibit 99.1     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.2     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.3     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.4     Computational Materials (P)

[To be filed on Form SE]

Exhibit 99.5     Computational Materials (P)

[To be filed on Form SE]